Exhibit 10(el)3

                                 AMENDMENT NO. 3
                                       TO
                      DISTRIBUTION AND MARKETING AGREEMENT

This Amendment No. 3 to Distribution and Marketing Agreement ("Third Amendment") is dated as of May 19, 2004 between Artera Group, Inc., a Delaware corporation ("Artera"), and Avaya Inc., a Delaware corporation ("Avaya").

WHEREAS, Artera and Avaya are parties to that certain Distribution and Marketing Agreement dated as of April 21, 2003, as amended by Amendment No. 1 thereto dated as of October 8, 2003, as amended by Amendment No. 2 thereto dated as of April 21, 2004 (as so amended, "Distribution Agreement");

WHEREAS, the parties wish to extend the term of the Distribution Agreement as described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

TERM

Article 7 of the Distribution Agreement is hereby amended to read in its entirety as follows:

     "The term of this Agreement shall begin on the Effective Date and, unless extended or earlier terminated by the written agreement of the parties or pursuant to Article 8 below, shall expire on June 4, 2004."

General

Except as expressly amended by this Third Amendment, the Distribution Agreement will remain in full force and effect. This Third Amendment may be executed in one or more counterparts. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be signed by their duly authorized representatives.

AVAYA INC.                                      ARTERA GROUP, INC.


By:  /s/  Karen Schnitzer                       By:  /s/  Michael J. Parrella
     --------------------                            ------------------------
     Name:  Karen Schnitzer                          Name:  Michael J. Parrella
     Title: Sr. Purch. Specialist                    Title: Chairman & President